Exhibit 99.2

BANKFINANCIAL CORPORATION
SECOND QUARTER 2016
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016		2015
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.22%	0.50%	0.58%	0.65%	0.61%
Return on equity (ratio of net income to average equity) (1)	1.59	3.59	3.96	4.41	4.14
Net interest rate spread (1)	3.21	3.30	3.35	3.33	3.36
Net interest margin (1)	3.31	3.39	3.43	3.40	3.42
Efficiency ratio	79.80	80.98	83.16	77.77	76.04
Noninterest expense to average total assets (1)	2.78	2.89	3.08	2.85	2.77
Average interest–earning assets to average interest–bearing liabilities	136.17	136.26	138.91	134.89	131.42
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	253	255	251	264	264

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$11,509	$10,238	$13,192	$8,809	$10,591
Interest-bearing deposits in other financial institutions	74,048	55,705	46,185	52,661	66,835
Securities, at fair value	105,698	111,386	114,753	104,242	99,137
Loans receivable, net	1,207,553	1,232,485	1,232,257	1,162,298	1,156,667
Other real estate owned, net	5,373	5,629	7,011	4,809	5,539
Stock in Federal Home Loan Bank, at cost	6,257	6,257	6,257	6,257	6,257
Premises and equipment, net	32,021	32,308	32,726	33,063	33,502
Intangible assets	1,040	1,169	1,305	1,441	1,577
Bank owned life insurance	22,484	22,438	22,387	22,335	22,287
Deferred taxes	25,187	25,641	26,695	27,733	29,145
Other assets	8,661	8,552	9,675	7,775	8,201
Total assets	$1,499,831	$1,511,808	$1,512,443	$1,431,423	$1,439,738

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,268,602	$1,264,689	$1,212,919	$1,181,534	$1,200,226
Borrowings	1,469	17,621	64,318	18,048	3,039
Other liabilities	23,053	20,010	22,842	18,767	24,725
Total liabilities	1,293,124	1,302,320	1,300,079	1,218,349	1,227,990
Stockholders’ equity	206,707	209,488	212,364	213,074	211,748
Total liabilities and stockholders’ equity	$1,499,831	$1,511,808	$1,512,443	$1,431,423	$1,439,738
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016		2015
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,581	$12,759	$12,411	$12,147	$12,193
Total interest expense	952	856	738	699	691
Net interest income before provision (recovery)	11,629	11,903	11,673	11,448	11,502
Provision for (recovery of) loan losses	1,315	(490)	(1,038)	(956)	(488)
Net interest income	10,314	12,393	12,711	12,404	11,990
Noninterest income	1,537	1,594	1,757	1,709	1,689
Noninterest expense	10,506	10,930	11,169	10,232	10,031
Income before income tax	1,345	3,057	3,299	3,881	3,648
Income tax expense	514	1,153	1,183	1,532	1,424
Net income	$831	$1,904	$2,116	$2,349	$2,224
Basic earnings per common share	$0.04	$0.10	$0.11	$0.12	$0.11
Diluted earnings per common share	$0.04	$0.10	$0.11	$0.12	$0.11

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$541	$567	$603	$648	$532
Other fee income	505	495	505	502	601
Insurance commissions and annuities income	72	55	169	68	86
Gain on sales of loans, net	3	18	10	37	28
Gain on sale of securities	—	46	—	—	—
Loss on disposition of premises and equipment	—	—	—	—	(1)
Loan servicing fees	75	73	83	85	96
Amortization of servicing assets	(40)	(28)	(32)	(35)	(35)
Recovery (impairment) of servicing assets	3	(3)	(1)	(15)	3
Earnings on bank owned life insurance	46	51	52	48	45
Trust income	165	160	183	172	183
Other	167	160	185	199	151
Total noninterest income	$1,537	$1,594	$1,757	$1,709	$1,689

Noninterest Expense
Compensation and benefits	$5,713	$5,993	$6,034	$5,329	$5,278
Office occupancy and equipment	1,635	1,647	1,620	1,537	1,670
Advertising and public relations	252	222	208	212	227
Information technology	699	724	687	686	657
Supplies, telephone, and postage	297	376	397	393	385
Amortization of intangibles	129	136	136	136	136
Nonperforming asset management	127	84	239	244	108
Loss (gain) on sales of other real estate owned	(38)	38	33	(11)	(22)
Valuation adjustments of other real estate owned	10	119	81	231	23
Operations of other real estate owned	177	219	169	114	91
FDIC insurance premiums	236	217	205	202	262
Other	1,269	1,155	1,360	1,159	1,216
Total noninterest expense	$10,506	$10,930	$11,169	$10,232	$10,031

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016		2015
	IIQ	IQ	IVQ	IIIQ	IIQ
LOANS
One–to–four family residential real estate loans	$147,876	$154,588	$159,501	$164,124	$170,146
Multi–family mortgage loans	504,158	513,450	506,026	478,057	480,585
Nonresidential real estate loans	191,685	219,339	226,735	223,528	224,995
Construction and land loans	1,767	1,799	1,313	1,322	1,442
Commercial loans	84,951	76,325	79,516	80,216	61,344
Commercial leases	282,629	272,849	265,405	221,622	225,676
Consumer loans	1,744	1,890	1,831	1,927	1,768
	1,214,810	1,240,240	1,240,327	1,170,796	1,165,956
Net deferred loan origination costs	1,658	1,661	1,621	1,583	1,521
Allowance for loan losses	(8,915)	(9,416)	(9,691)	(10,081)	(10,810)
Loans, net	$1,207,553	$1,232,485	$1,232,257	$1,162,298	$1,156,667

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$2,279	$1,637	$2,657	$3,267	$3,350
Multi–family mortgage loans	18,017	24,385	43,110	16,302	27,822
Nonresidential real estate loans	3,587	5,002	20,408	4,025	5,564
Construction and land loans	—	198	—	—	—
Commercial loans	54,149	35,771	44,293	56,950	46,683
Commercial leases	54,633	39,303	71,201	26,866	39,645
Consumer loans	1,025	588	725	711	838
	$133,690	$106,884	$182,394	$108,121	$123,902

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$8,500	$6,413	$7,471	$9,963	$9,057
Multi–family mortgage loans	27,188	17,082	13,559	18,939	19,880
Nonresidential real estate loans	30,024	11,878	12,748	5,523	6,702
Construction and land loans	33	57	41	232	50
Commercial loans	45,528	39,030	45,460	38,079	50,298
Commercial leases	48,774	31,552	26,353	28,104	33,757
Consumer loans	1,080	664	701	738	749
	$161,127	$106,676	$106,333	$101,578	$120,493

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$778	$441	$363	$1,424	$571
Multi–family mortgage loans	4,163	5,117	2,199	7,666	3,226
Nonresidential real estate loans	19,164	409	784	335	2,896
Construction and land loans	—	24	8	24	16
Commercial loans	12,243	7,861	4,873	4,120	5,268
Commercial leases	197	194	—	—	—
	$36,545	$14,046	$8,227	$13,569	$11,977

(1) Loan originations include draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016		2015
	IIQ	IQ	IVQ	IIIQ	IIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans (1):
One–to–four family residential real estate loans	$2,625	$3,370	$2,455	$2,952	$3,468
Multi–family mortgage loans	1,021	953	821	1,399	2,382
Nonresidential real estate loans	754	295	296	2,263	2,732
Construction and land loans	—	803	—	—	—
Commercial loans	—	—	—	75	75
Consumer loans	—	—	—	—	1
Nonaccrual loans	4,400	5,421	3,572	6,689	8,658

Loans past due over 90 days, still accruing	828	—	—	—	—

Other real estate owned (2):
One–to–four family residential real estate loans	2,433	2,619	2,621	325	471
Multi–family real estate	737	737	951	1,474	2,018
Nonresidential real estate	1,065	1,135	1,747	1,289	1,240
Land (3)	1,138	1,138	1,692	1,721	1,810
Other real estate owned	5,373	5,629	7,011	4,809	5,539

Nonperforming assets	$10,601	$11,050	$10,583	$11,498	$14,197

Asset Quality Ratios
Nonperforming assets to total assets	0.71%	0.73%	0.70%	0.80%	0.99%
Nonaccrual loans to total loans	0.43	0.44	0.29	0.57	0.74
Allowance for loan losses to nonperforming loans	170.52	173.69	271.30	150.71	124.86

(1)	Purchased impaired loans are combined with nonaccrual loans in the above table.

(2)	Other real estate owned acquired from the Downers Grove National Bank merger are included in the above table.

(3)
Other real estate owned (land) acquired from the Downers Grove National Bank merger totaled $1.1 million at June 30, 2016 and March 31, 2016, $1.7 million at December 31, 2015 and September 30, 2015, and $1.8 million at June 30, 2015.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016		2015
	IIQ	IQ	IVQ	IIIQ	IIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$335	$440	$847	$429	$1,056
Multi–family mortgage loans	2,025	3,347	5,167	6,254	4,849
Nonresidential real estate loans	3,194	4,981	4,981	5,259	4,506
Construction and land loans	830	—	842	819	730
Commercial loans	225	137	614	703	571
Consumer loans	2	—	—	—	—
	$6,611	$8,905	$12,451	$13,464	$11,712

PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$171	$3,012	$2,036	$63	$138
60 – 89 days past due	71	30	926	816	648
Matured Loans	277	1,387	1,467	224	38
	$519	$4,429	$4,429	$1,103	$824

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$9,416	$9,691	$10,081	$10,810	$11,576
Charge offs:
One–to–four family residential real estate loans	(355)	(52)	(59)	(125)	(99)
Multi–family mortgage loans	(6)	(45)	(9)	(9)	(161)
Nonresidential real estate loans	(1,657)	(3)	(102)	(26)	(252)
Commercial loans	—	—	(54)	—	—
Consumer loans	(2)	(16)	(5)	(3)	(4)
	(2,020)	(116)	(229)	(163)	(516)
Recoveries:
One–to–four family residential real estate loans	6	81	407	16	219
Multi–family mortgage loans	9	137	5	169	4
Nonresidential real estate loans	161	—	460	24	9
Construction and land loans	—	35	—	38	—
Commercial loans	28	77	5	143	6
Consumer loans	—	1	—	—	—
	204	331	877	390	238
Net (charge–offs) recoveries	(1,816)	215	648	227	(278)
Provision for (recovery of) loan losses	1,315	(490)	(1,038)	(956)	(488)
Ending balance	$8,915	$9,416	$9,691	$10,081	$10,810

Allowance for loan losses to total loans	0.73%	0.76%	0.78%	0.86%	0.93%
Net charge–off (recovery) ratio (1)	0.60	(0.07)	(0.22)	(0.08)	0.10

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016		2015
	IIQ	IQ	IVQ	IIIQ	IIQ
DEPOSITS
Noninterest–bearing demand	$231,928	$238,848	$254,830	$233,192	$190,411
Savings deposits	158,669	161,554	156,752	152,585	156,436
Money market accounts	315,615	323,197	329,654	327,080	334,898
Interest–bearing NOW accounts	258,083	247,434	248,982	245,780	290,670
Certificates of deposits - retail	223,948	221,101	211,010	210,588	215,094
Certificates of deposits - wholesale	80,359	72,555	11,691	12,309	12,717
	$1,268,602	$1,264,689	$1,212,919	$1,181,534	$1,200,226

SELECTED AVERAGE BALANCES
Total average assets	$1,510,115	$1,513,683	$1,448,857	$1,434,749	$1,449,740
Total average interest–earning assets	1,413,161	1,414,008	1,348,782	1,336,412	1,347,810
Average loans	1,210,726	1,238,270	1,175,723	1,164,251	1,150,417
Average securities	108,865	118,557	107,344	102,578	107,697
Average stock in FHLB	6,257	6,257	6,257	6,257	6,257
Average other interest–earning assets	87,313	50,924	59,458	63,326	83,439
Total average interest–bearing liabilities	1,037,781	1,037,730	971,000	990,733	1,025,544
Average interest–bearing deposits	1,034,674	962,823	951,631	981,633	1,022,661
Average borrowings	3,107	74,907	19,369	9,100	2,883
Average stockholders’ equity	209,231	212,322	213,858	213,061	215,113

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.58%	3.63%	3.65%	3.61%	3.63%
Average loans	4.02	4.01	4.06	4.02	4.13
Average securities	1.13	1.07	1.07	1.03	0.96
Average other interest–earning assets	0.75	0.69	0.51	0.50	0.45
Total average interest–bearing liabilities	0.37	0.33	0.30	0.28	0.27
Average interest–bearing deposits	0.37	0.33	0.30	0.28	0.27
Average borrowings	0.26	0.37	0.25	0.17	0.28
Net interest rate spread	3.21	3.30	3.35	3.33	3.36
Net interest margin	3.31	3.39	3.43	3.40	3.42
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016		2015
	IIQ	IQ	IVQ	IIIQ	IIQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	13.78%	13.86%	14.04%	14.89%	14.71%
Tangible equity to tangible total assets (end of period)	14.57	14.57	14.76	14.80	14.61
Risk–based total capital ratio	18.09	17.80	17.89	19.10	18.40
Common Tier 1 (CET1)	17.26	16.95	17.01	18.14	17.39
Risk–based tier 1 capital ratio	17.26	16.95	17.01	18.14	17.39
Tier 1 leverage ratio	12.41	12.53	13.26	13.41	13.08
Tier 1 capital	$184,695	$186,964	$189,044	$189,216	$186,337
BankFinancial FSB
Risk–based total capital ratio	15.09%	15.83%	15.41%	16.22%	15.54%
Common Tier 1 (CET1)	14.26	14.98	14.54	15.25	14.53
Risk–based tier 1 capital ratio	14.26	14.98	14.54	15.25	14.53
Tier 1 leverage ratio	10.25	11.08	11.33	11.27	10.92
Tier 1 capital	$152,559	$165,183	$161,545	$159,118	$155,586

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$11.99	$11.82	$12.63	$12.43	$11.78
High	12.89	13.29	13.22	12.48	13.62
Low	11.38	11.42	12.10	11.57	11.47
Common shares outstanding	19,678,697	19,939,500	20,297,317	20,501,966	20,501,966
Book value per share	$10.50	$10.51	$10.46	$10.39	$10.33
Tangible book value per share	$10.45	$10.45	$10.40	$10.32	$10.25
Cash dividends declared on common stock	$0.05	$0.05	$0.04	$0.08	$0.04
Dividend payout ratio	119.60%	53.50%	38.59%	69.82%	37.95%
Stock repurchases	$3,280	$4,393	$2,582	$—	$7,388
Stock repurchases – shares	260,803	357,817	204,649	—	600,000

EARNINGS PER SHARE COMPUTATIONS
Net income	$831	$1,904	$2,116	$2,349	$2,224
Average common shares outstanding	19,827,581	20,155,541	20,428,979	20,501,966	20,811,856
Less: Unearned ESOP shares	(694,773)	(719,109)	(743,659)	(768,327)	(792,816)
Unvested restricted stock shares	(2,690)	(7,881)	(7,932)	(7,932)	(9,682)
Weighted average common shares outstanding	19,130,118	19,428,551	19,677,388	19,725,707	20,009,358
Plus: Dilutive common shares equivalents	317	2,939	25,141	5,595	4,215
Weighted average dilutive common shares outstanding	19,130,435	19,431,490	19,702,529	19,731,302	20,013,573
Basic earnings per common share	$0.04	$0.10	$0.11	$0.12	$0.11
Diluted earnings per common share	$0.04	$0.10	$0.11	$0.12	$0.11
Number of anti–dilutive stock options excluded from the diluted earnings per share calculation	536,459	1,752,156	536,459	—	—
Weighted average exercise price of anti–dilutive options	$12.99	$12.30	$12.99	$—	$—

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding equity-based compensation expense, other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Pre–tax pre–provision earnings from core operations
Income before income taxes	$1,345	$3,648	$4,402	$6,920
Provision for (recovery of) loan losses	1,315	(488)	825	(1,212)
	2,660	3,160	5,227	5,708
Adjustments:
Equity-based compensation	391	17	768	34
Nonperforming asset management	127	108	211	198
Gain on sale of other real estate owned	(38)	(22)	—	(80)
Valuation adjustments of other real estate owned	10	23	129	236
Operations of other real estate owned	177	91	396	290
Adjustments	667	217	1,504	678
Pre–tax pre–provision earnings from core operations	$3,327	$3,377	$6,731	$6,386

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.88%	0.93%	0.89%	0.88%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2016		2015
	IIQ	IQ	IVQ	IIIQ	IIQ
Pre–tax pre–provision earnings from core operations
Income before income taxes	$1,345	$3,057	$3,299	$3,881	$3,648
Provision for (recovery of) loan losses	1,315	(490)	(1,038)	(956)	(488)
	2,660	2,567	2,261	2,925	3,160
Adjustments:
Equity-based compensation	391	377	306	297	17
Nonperforming asset management	127	84	239	244	108
Loss (gain) on sale of other real estate owned	(38)	38	33	(11)	(22)
Valuation adjustments of other real estate owned	10	119	81	231	23
Operations of other real estate owned	177	219	169	114	91
	667	837	828	875	217
Pre–tax pre–provision earnings from core operations	$3,327	$3,404	$3,089	$3,800	$3,377

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.88%	0.90%	0.85%	1.06%	0.93%

(1)	Annualized